Exhibit 99.51
                                                                 -------------

     [COMPANY LOGO] Countrywide (R)                  Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                            CWABS 2005-12 - Group 1
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                            Fixed           $15,299,312

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                               Range
(As of Calculation Date)                                                                       -----

Total Number of Loans                                                             52
Total Outstanding Balance                                                $15,299,312
Average Loan Balance                                                        $294,218      $89,600 to $909,499
WA Mortgage Rate                                                              6.263%        5.500% to 8.950%
Net WAC                                                                       5.754%        4.991% to 8.441%
WA Original Term (months)                                                        360           360 to 360
WA Remaining Term (months)                                                       359           358 to 360
WA LTV                                                                        79.59%       46.93% to 100.00%
    Percentage of Pool with CLTV > 100%                                        0.00%
    WA Effective LTV (Post MI)                                                79.59%
    Second Liens w/100% CLTV                                                   0.00%
WA FICO                                                                          655

Secured by (% of pool)                  1st Liens                            100.00%
                                        2nd Liens                              0.00%
Prepayment Penalty at Loan Orig (% of all loans)                              94.34%


--------------------------------------------------------------------------------------------------------------------
 Top 5 States:       Top 5 Prop:      Doc Types:      Purpose Codes     Occ Codes         Grades      Orig PP Term
 -------------       -----------      ----------      -------------     ---------         ------      ------------

CA        57.50%   SFR     78.68%   FULL    79.92%   RCO       77.36%  OO    100.00   A        89.51%  0     5.66%
FL         8.73%   PUD     14.19%   STATED  20.08%   PUR       15.30%                 A-        2.20%  12    4.63%
TN         5.00%   CND      7.13%                    RNC        7.34%                 B         2.01%  24    1.88%
NY         4.63%                                                                      C         6.28%  36   16.74%
TX         3.53%                                                                                       60   71.10%



--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 1 of 5                9/21/2005 6:51:15 PM

     [COMPANY LOGO] Countrywide (R)                  Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                            CWABS 2005-12 - Group 1
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                            Fixed           $15,299,312

                                Detailed Report

-------------------------------------------------------------------------------------------------
                                     Program
-------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
-------------------------------------------------------------------------------------------------
30Yr Fixed - IO - 60   $15,299,312  52        100.00    $294,218    6.263  359.29   655   79.6
-------------------------------------------------------------------------------------------------
                       $15,299,312  52        100.00    $294,218    6.263  359.29   655   79.6
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                  Original Term
-------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
-------------------------------------------------------------------------------------------------
Fixed 360              $15,299,312   52       100.00    $294,218    6.263  359.29   655   79.6
-------------------------------------------------------------------------------------------------
                       $15,299,312   52       100.00    $294,218    6.263  359.29   655   79.6
-------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                            Range of Current Balance
----------------------------------------------------------------------------------------------------
                              CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                   BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
----------------------------------------------------------------------------------------------------
$75,000.01 - $100,000.00       $89,600     1        0.59     $89,600    8.125  358.00   663   78.6
$100,000.01 - $150,000.00     $807,397     6        5.28    $134,566    6.593  359.30   617   80.8
$150,000.01 - $200,000.00   $2,867,733    16       18.74    $179,233    6.528  358.81   620   78.6
$200,000.01 - $250,000.00   $1,160,583     5        7.59    $232,117    7.022  358.61   631   83.2
$250,000.01 - $300,000.00   $1,908,500     7       12.47    $272,643    6.326  359.70   649   75.9
$300,000.01 - $350,000.00     $653,000     2        4.27    $326,500    6.302  358.53   638   72.1
$350,000.01 - $400,000.00   $1,883,000     5       12.31    $376,600    6.091  359.60   664   82.3
$400,000.01 - $450,000.00     $413,000     1        2.70    $413,000    6.125  360.00   581   46.9
$450,000.01 - $500,000.00   $1,388,000     3        9.07    $462,667    5.772  359.34   672   80.0
$500,000.01 - $550,000.00   $1,549,000     3       10.12    $516,333    5.928  360.00   698   88.8
$750,000.01 - $800,000.00      765,000     1        5.00     765,000    5.750  360.00   744   85.0
> $900,000.00               $1,814,499     2       11.86    $907,250    6.125  359.00   679   79.2
----------------------------------------------------------------------------------------------------
                           $15,299,312    52      100.00    $294,218    6.263  359.29   655   79.6
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                      State
----------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
----------------------------------------------------------------------------------------------------
Alabama                   $155,800    1          1.02    $155,800    8.950  358.00   641   99.4
California              $8,796,741   23         57.50    $382,467    6.051  359.38   669   79.6
Colorado                  $184,800    1          1.21    $184,800    6.450  358.00   620   80.0
Florida                 $1,335,061    6          8.73    $222,510    6.160  359.25   605   69.5
Georgia                   $153,600    1          1.00    $153,600    7.750  360.00   617   96.0
Hawaii                    $452,000    1          2.95    $452,000    5.820  359.00   620   80.0
Idaho                     $145,000    1          0.95    $145,000    6.690  359.00   641   79.2
Indiana                   $171,000    1          1.12    $171,000    6.850  359.00   616   90.0
Massachusetts             $467,999    2          3.06    $234,000    6.375  358.59   611   63.4




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 2 of 5                9/21/2005 6:51:15 PM

     [COMPANY LOGO] Countrywide (R)                  Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                            CWABS 2005-12 - Group 1
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                            Fixed           $15,299,312

                                Detailed Report


-------------------------------------------------------------------------------------------------
                                      State
-------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
-------------------------------------------------------------------------------------------------
Nevada                    $187,500    1         1.23    $187,500    6.250  359.00   632   74.4
New Jersey                $143,000    1         0.93    $143,000    6.875  360.00   593   68.1
New Mexico                $129,000    1         0.84    $129,000    7.150  360.00   644  100.0
New York                  $708,500    3         4.63    $236,167    6.410  359.06   621   70.6
Oregon                    $174,616    1         1.14    $174,616    6.750  359.00   630   94.9
Rhode Island              $284,000    1         1.86    $284,000    7.500  360.00   654   80.0
Tennessee                 $765,000    1         5.00    $765,000    5.750  360.00   741   85.0
Texas                     $540,195    3         3.53    $180,065    7.036  358.87   656   95.9
Washington                $415,900    2         2.72    $207,950    7.144  359.00   608   90.1
Wisconsin                  $89,600    1         0.59     $89,600    8.125  358.00   663   78.6
-------------------------------------------------------------------------------------------------
                       $15,299,312   52       100.00    $294,218    6.263  359.29   655   79.6
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                              Loan-to-Value Ratios
-------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
-------------------------------------------------------------------------------------------------
<= 50.00                  $413,000    1         2.70    $413,000    6.125  360.00   581   46.9
50.01 - 55.00             $351,799    2         2.30    $175,899    6.145  358.00   604   51.3
55.01 - 60.00             $506,000    2         3.31    $253,000    6.272  359.00   640   58.9
65.01 - 70.00           $1,253,000    5         8.19    $250,600    6.063  359.11   648   67.2
70.01 - 75.00           $2,032,500    6        13.28    $338,750    6.291  358.66   663   73.6
75.01 - 80.00           $5,573,601   21        36.43    $265,410    6.128  359.31   650   78.9
80.01 - 85.00           $1,674,499    2        10.94    $837,250    5.954  360.00   699   85.0
85.01 - 90.00           $1,318,000    4         8.61    $329,500    6.186  359.87   653   90.0
90.01 - 95.00             $174,616    1         1.14    $174,616    6.750  359.00   630   94.9
95.01 - 100.00          $2,002,298    8        13.09    $250,287    7.048  359.23   662   99.6
-------------------------------------------------------------------------------------------------
                       $15,299,312   52       100.00    $294,218    6.263  359.29   655   79.6
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                          Range of Current Gross Coupon
-------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
-------------------------------------------------------------------------------------------------
5.001 - 5.500             $883,000    2         5.77    $441,500    5.500  359.57   730   72.6
5.501 - 6.000           $5,109,360   15        33.40    $340,624    5.840  359.58   666   80.5
6.001 - 6.500           $6,135,438   19        40.10    $322,918    6.238  359.06   646   76.1
6.501 - 7.000           $1,644,931    8        10.75    $205,616    6.778  359.36   634   83.0
7.001 - 7.500             $887,683    4         5.80    $221,921    7.344  359.21   642   87.3
7.501 - 8.000             $393,500    2         2.57    $196,750    7.780  359.39   615   98.4
8.001 - 8.500              $89,600    1         0.59     $89,600    8.125  358.00   663   78.6
8.501 - 9.000             $155,800    1         1.02    $155,800    8.950  358.00   641   99.4
-------------------------------------------------------------------------------------------------
                       $15,299,312   52       100.00    $294,218    6.263  359.29   655   79.6
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 3 of 5                9/21/2005 6:51:15 PM

     [COMPANY LOGO] Countrywide (R)                  Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                            CWABS 2005-12 - Group 1
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                            Fixed           $15,299,312

                                Detailed Report

-------------------------------------------------------------------------------------------------
                                  Property Type
-------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
-------------------------------------------------------------------------------------------------
SFR                    $12,037,617   43        78.68    $279,945    6.256  359.39   652   78.0
PUD                     $2,170,695    6        14.19    $361,783    6.232  358.67   664   80.9
CND                     $1,091,000    3         7.13    $363,667    6.402  359.47   676   94.6
-------------------------------------------------------------------------------------------------
                       $15,299,312   52       100.00    $294,218    6.263  359.29   655   79.6
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                     Purpose
-------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
-------------------------------------------------------------------------------------------------
RCO                    $11,835,401   37        77.36    $319,876    6.128  359.30   656   76.3
PUR                     $2,341,095    9        15.30    $260,122    6.606  359.48   667   93.8
RNC                     $1,122,816    6         7.34    $187,136    6.971  358.83   626   84.5
-------------------------------------------------------------------------------------------------
                       $15,299,312   52       100.00    $294,218    6.263  359.29   655   79.6
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                    Occupancy
-------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
-------------------------------------------------------------------------------------------------
OO                     $15,299,312   52       100.00    $294,218    6.263  359.29   655   79.6
-------------------------------------------------------------------------------------------------
                       $15,299,312   52       100.00    $294,218    6.263  359.29   655   79.6
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                 Range of Months Remaining to Scheduled Maturity
-------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
-------------------------------------------------------------------------------------------------
301 - 360              $15,299,312   52       100.00    $294,218    6.263  359.29   655   79.6
-------------------------------------------------------------------------------------------------
                       $15,299,312   52       100.00    $294,218    6.263  359.29   655   79.6
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                       Collateral Grouped by Document Type
-------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
-------------------------------------------------------------------------------------------------
FULL                   $12,227,312   44        79.92    $277,893    6.255  359.39   654   80.9
STATED INCOME           $3,072,000    8        20.08    $384,000    6.294  358.93   660   74.3
-------------------------------------------------------------------------------------------------
                       $15,299,312   52       100.00    $294,218    6.263  359.29   655   79.6
-------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 4 of 5                9/21/2005 6:51:15 PM

     [COMPANY LOGO] Countrywide (R)                  Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                            CWABS 2005-12 - Group 1
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                            Fixed           $15,299,312

                                Detailed Report


-------------------------------------------------------------------------------------------------
                           Collateral Grouped by FICO
-------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
-------------------------------------------------------------------------------------------------
761 - 780                 $503,000    1         3.29    $503,000    5.500  360.00   766   76.2
741 - 760               $1,241,000    2         8.11    $620,500    5.712  360.00   744   83.1
721 - 740                 $380,000    1         2.48    $380,000    6.200  359.00   737  100.0
701 - 720                 $179,315    1         1.17    $179,315    6.950  358.00   703  100.0
681 - 700               $1,542,000    3        10.08    $514,000    5.950  358.58   691   72.1
661 - 680               $1,875,099    4        12.26    $468,775    6.150  359.72   669   82.4
641 - 660               $3,309,796   13        21.63    $254,600    6.395  359.34   649   82.7
621 - 640               $2,133,799    8        13.95    $266,725    6.634  359.37   632   81.5
601 - 620               $2,751,661   12        17.99    $229,305    6.420  358.90   614   79.3
581 - 600                 $835,200    4         5.46    $208,800    6.275  359.50   588   61.5
561 - 580                 $548,442    3         3.58    $182,814    6.244  359.31   572   68.4
-------------------------------------------------------------------------------------------------
                       $15,299,312   52       100.00    $294,218    6.263  359.29   655   79.6
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                      Grade
-------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
-------------------------------------------------------------------------------------------------
A                      $13,693,897   46        89.51    $297,693    6.266  359.31   659   79.9
A-                        $336,415    2         2.20    $168,208    6.329  358.52   636   73.6
B                         $308,000    1         2.01    $308,000    6.500  358.00   604   80.0
C                         $961,000    3         6.28    $320,333    6.113  359.77   632   77.9
-------------------------------------------------------------------------------------------------
                       $15,299,312   52       100.00    $294,218    6.263  359.29   655   79.6
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                 Collateral Grouped by Prepayment Penalty Months
-------------------------------------------------------------------------------------------------
                         CURRENT   # OF        % OF     AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION              BALANCE   LOANS       TOTAL    BALANCE      WAC    TERM   FICO    LTV
-------------------------------------------------------------------------------------------------
0                         $865,400    5         5.66    $173,080    7.650  359.64   634   87.3
12                        $708,500    3         4.63    $236,167    6.410  359.06   621   70.6
24                        $287,461    2         1.88    $143,730    6.662  358.00   633   79.0
36                      $2,560,699   10        16.74    $256,070    6.306  358.85   628   75.4
60                     $10,877,253   32        71.10    $339,914    6.122  359.42   666   80.6
-------------------------------------------------------------------------------------------------
                       $15,299,312   52       100.00    $294,218    6.263  359.29   655   79.6
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 5 of 5                9/21/2005 6:51:15 PM